INVESTMENT PROPERTIES	12 Months Ended
Dec. 31, 2025
Investment property [abstract]
INVESTMENT PROPERTIES	INVESTMENT PROPERTIES
The following table presents a roll forward of investment property balances for the years ended December 31, 2025 and 2024:

	Year ended Dec. 31, 2025			Year ended Dec. 31, 2024
(US$ Millions)	Commercial properties	Commercial developments	Total	Commercial properties	Commercial developments	Total
Balance, beginning of year	$60,093	$1,985	$62,078	$77,699	$5,216	$82,915
Changes resulting from:
Property acquisitions	2,977	229	3,206	7,775	235	8,010
Acquisitions from business combinations(1)	361	—	361	—	—	—
Capital expenditures	710	410	1,120	832	1,302	2,134
Property dispositions(2)	(2,501)	(38)	(2,539)	(1,602)	—	(1,602)
Fair value (losses) gains, net	(318)	155	(163)	(883)	377	(506)
Foreign currency translation	846	68	914	(1,351)	(40)	(1,391)
Transfers between commercial properties and commercial developments	414	(414)	—	445	(445)	—
Deconsolidation of India REIT(3)	(3,485)	(128)	(3,613)	—	—	—
Reclassification to assets held for sale and other changes	(4,425)	(5)	(4,430)	(2,601)	(14)	(2,615)
Reclassification of BSREP IV investments to assets held for sale(4)	—	—	—	(20,221)	(4,646)	(24,867)
Balance, end of year(5)	$54,672	$2,262	$56,934	$60,093	$1,985	$62,078
(1)Includes commercial properties acquired through business combinations during the year. See Note 3, Business Combinations, for more information.
(2)Property dispositions represent the carrying value on date of sale.
(3)In the first quarter of 2025, we sold a partial interest in India REIT, resulting in a loss of control and deconsolidation of this investment. Our retained interest is now accounted for under the equity method.
(4)See Note 32, Related Parties for further information on the Reclassification of BSREP IV investments to assets held for sale.
(5)Includes right-of-use assets related to commercial properties and commercial developments of $903 million and $24 million, respectively, as of December 31, 2025 (December 31, 2024 - $705 million and $22 million). Current lease liabilities of $162 million (2024 - $29 million) have been included in accounts payable and other liabilities and non-current lease liabilities of $717 million (2024 - $695 million) have been included in Other non-current liabilities.

The partnership determines the fair value of each commercial property based upon, among other things, rental income from current leases and assumptions about rental income from future leases reflecting market conditions at the applicable balance sheet dates, less future cash outflows in respect of such leases. Investment property valuations are generally completed by undertaking one of two accepted income approach methods, which include either: i) discounting the expected future cash flows, generally over a term of 10 years including a terminal value based on the application of a capitalization rate to estimated year 11 cash flows; or ii) undertaking a direct capitalization approach whereby a capitalization rate is applied to estimated stabilized annual net operating income. Where there has been a recent market transaction for a specific property, such as an acquisition or sale of a partial interest, the partnership values the property on that basis. In determining the appropriateness of the methodology applied, the partnership considers the relative uncertainty of the timing and amount of expected cash flows and the impact such uncertainty would have in arriving at a reliable estimate of fair value. The partnership prepares these valuations considering asset and market specific factors, as well as observable transactions for similar assets. The determination of fair value requires the use of estimates, which are internally determined and compared with market data, third-party reports and research as well as observable conditions. Except for the impact of interest rates and inflation, there are currently no known trends, events or uncertainties that the partnership reasonably believes could have a sufficiently pervasive impact across the partnership’s businesses to materially affect the methodologies or assumptions utilized to determine the estimated fair values reflected in these financial statements. Discount rates and capitalization rates are inherently uncertain and may be impacted by, among other things, movements in interest rates in the geographies and markets in which the assets are located. Changes in estimates of discount and capitalization rates across different geographies and markets are often independent of each other and not necessarily in the same direction or of the same magnitude. Further, impacts to the partnership’s fair values of commercial properties from changes in discount or capitalization rates and cash flows are usually inversely correlated. Decreases (increases) in the discount rate or capitalization rate result in increases (decreases) of fair value. Such decreases (increases) may be mitigated by decreases (increases) in cash flows included in the valuation analysis, as circumstances that typically give rise to increased interest rates (e.g., strong economic growth, inflation) usually give rise to increased cash flows at the asset level. Refer to the table below for further information on valuation methods used by the partnership for its asset classes.

Commercial developments are also measured using a discounted cash flow model, net of costs to complete, as of the balance sheet date. Development sites in the planning phases are measured using comparable market values for similar assets.
In accordance with its policy, the partnership generally measures and records its commercial properties and developments using valuations prepared by management. However, for certain assets, the partnership relies on valuations prepared by external valuation professionals. Management compares the external valuations to the partnership’s internal valuations to review the work performed by the external valuation professionals. Additionally, a number of properties are externally appraised each year and the results of those appraisals are compared to the partnership’s internally prepared values and reconciles significant differences when they arise.

The key valuation metrics for the partnership’s consolidated commercial properties are set forth in the following tables below on a weighted-average basis:

		Dec. 31, 2025			Dec. 31, 2024
Consolidated properties	Primary valuation method	Discount rate	Terminal capitalization rate	Investment horizon (yrs.)	Discount rate	Terminal capitalization rate	Investment horizon (yrs.)
Office(1)	Discounted cash flow	6.7%	5.6%	11	7.0%	5.6%	11
Retail(2)	Discounted cash flow	7.1%	5.4%	10	7.1%	5.4%	10
LP Investments(3)(4)	Discounted cash flow	9.3%	5.8%	8	9.6%	6.7%	8
(1)Included in the partnership's total Office portfolio are 16 Super Core office and mixed-use complexes in key global markets with a weighted-average discount rate of 6.8% (December 31, 2024 - 6.7%).
(2)Included in the partnership's total Retail portfolio are 18 Super Core retail centers with a weighted-average discount rate of 6.2% (December 31, 2024 - 6.2%)
(3)The valuation method used to value multifamily and manufactured housing properties is the direct capitalization method. At December 31, 2025, the overall implied capitalization rate used for properties using the direct capitalization method was 5.2% (December 31, 2024 - 4.9%) except for certain multifamily investments valued using the discounted cash flow method.
(4)In the first quarter of 2025, we sold a partial interest in India REIT, resulting in a loss of control and deconsolidation of this investment. Our retained interest is now accounted for under the equity method.
Operating investment properties with a fair value of approximately $12.9 billion (December 31, 2024 - $13.6 billion) are situated on land held under leases or other agreements largely expiring after the year 2065. Investment properties do not include any buildings held under operating leases.

The following table presents the partnership’s investment properties measured at fair value in the consolidated financial statements and the level of the inputs used to determine those fair values in the context of the hierarchy as defined above in IFRS 13 Fair Value Measurement within Note 2(h), Summary of Material Accounting Policies, Fair value measurement.

	Dec. 31, 2025				Dec. 31, 2024
			Level 3				Level 3
(US$ Millions)	Level 1	Level 2	Commercial properties	Commercial developments	Level 1	Level 2	Commercial properties	Commercial developments
Office	$—	$—	$18,114	$1,461	$—	$—	$18,360	$1,230
Retail	—	—	18,712	45	—	—	18,939	78
LP Investments	—	—	17,846	756	—	—	22,794	677
Total	$—	$—	$54,672	$2,262	$—	$—	$60,093	$1,985

There were no transfers between levels within the fair value hierarchy related to investment properties during the years ended December 31, 2025 and 2024. Investment properties with a fair value of $53.3 billion (December 31, 2024 - $59.0 billion) are pledged as security for property debt.
Fair value sensitivity
The following table presents a sensitivity analysis to the impact of a 25 basis point (“bps”) increase of the discount rate and terminal capitalization or overall implied capitalization rate (“ICR”) on fair values of the partnership’s commercial properties for the year ended December 31, 2025, for properties valued using the discounted cash flow or direct capitalization method, respectively:

	Dec. 31, 2025
(US$ Millions)	Impact of +25bps DR	Impact of +25bps TCR	Impact of +25bps DR and +25bps TCR or +25bps ICR
Office	$370	$594	$957
Retail	401	619	971
LP Investments(1)	258	401	715
Total	$1,029	$1,614	$2,643
(1)The valuation method used to value multifamily, self storage and manufactured housing properties is the direct capitalization method except for certain multifamily investments temporarily valued using the discounted cash flow method. The impact of the sensitivity analysis on the discount rate includes properties valued using the DCF method as well as properties valued using an overall implied capitalization rate under the direct capitalization method.

During the year ended December 31, 2025, the partnership capitalized a total of $410 million (December 31, 2024 - $1,302 million) of costs related to development properties. Included in this amount is $385 million (December 31, 2024 - $1,261 million) of construction and related costs and $25 million (December 31, 2024 - $41 million) of borrowing costs capitalized. The weighted average interest rate used for the capitalization of borrowing costs to development properties for the year ended December 31, 2025 is 7.5% (December 31, 2024 - 7.5%).